UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/08/2008

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 8, 2008, Genaera Corporation (the “Company”) announced a voluntary 10% reduction in executive base compensation effective June 1, 2008 as well as a voluntary forfeiture of cash incentives to executives, including salary increases and discretionary bonus awards, for 2008. As such, the Company decreased the base salary for the Company’s President and Chief Executive Officer, Executive Vice President and Chief Medical Officer, Executive Vice President and Chief Scientific Officer, and Senior Vice President and Chief Financial Officer to the amounts of $414,000, $300,000, $225,000 and $198,000, respectively.

On May 8, 2008, the Company and Henry R. Wolfe, Ph.D., Executive Vice President and Chief Scientific Officer of the Company, entered into an amendment (the “Wolfe Amendment”) to the letter agreement dated March 23, 2005, as amended, between the Company and Dr. Wolfe. The Wolfe Amendment provides that if (i) Dr. Wolfe’s employment is terminated without “Cause” (as defined in Section 2.4 of the Company’s 2004 Stock Based Incentive Compensation Plan (the “2004 Plan”), or (ii) Dr. Wolfe terminates employment at any time with Good Reason (as defined in the letter agreement), he will receive his monthly base salary at the highest rate in effect during his employment for twelve (12) months following the date of termination. The foregoing summary of the Wolfe Amendment is qualified in its entirety by reference to the text of the Wolfe Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On May 8, 2008, the Company and Leanne M. Kelly, Senior Vice President and Chief Financial Officer of the Company, entered into an amendment (the “Kelly Amendment”) to the letter agreement dated November 22, 2002, as amended, between the Company and Ms. Kelly. The Kelly Amendment provides that if (i) Ms. Kelly’s employment is terminated without “Cause” (as defined in Section 2.4 of the 2004 Plan), or (ii) Ms. Kelly terminates employment at any time with Good Reason (as defined in the letter agreement), she will receive her monthly base salary at the highest rate in effect during her employment for twelve (12) months following the date of termination. The foregoing summary of the Kelly Amendment is qualified in its entirety by reference to the text of the Kelly Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On May 12, 2008, the Company and John L. Armstrong, Jr., President and Chief Executive Officer of the Company, entered into an amendment (the “Armstrong Amendment”) to the letter agreement dated October 21, 2003, as amended December 1, 2005, July 6, 2006, and November 29, 2007 between the Company and Mr. Armstrong. The Armstrong Amendment provides that if (i) Mr. Armstrong’s employment is terminated without “Cause” (as defined in Section 2.4 of the 2004 Plan), or (ii) Mr. Armstrong terminates employment at any time with Good Reason (as defined in the letter agreement), he will receive his monthly base salary at the highest rate in effect during his employment for twelve (12) months following the date of termination. The foregoing summary of the Armstrong Amendment is qualified in its entirety by reference to the text of the Armstrong Amendment, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On May 12, 2008, the Company and Michael J. Gast, M.D., Ph.D., Executive Vice President and Chief Medical Officer of the Company, entered into an amendment (the “Gast Amendment”) to the letter agreement dated March 9, 2006, as amended, between the Company and Dr. Gast. The Gast Amendment provides that if (i) Dr. Gast’s employment is terminated without “Cause” (as defined in Section 2.4 of the 2004 Plan), or (ii) Dr. Gast terminates employment at any time with Good Reason (as defined in the letter agreement), he will receive his monthly base salary at the highest rate in effect during his employment for twelve (12) months following the date of termination. The foregoing summary of the Gast Amendment is qualified in its entirety by reference to the text of the Gast Amendment, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

On May 12, 2008, the Company also amended the Agreements in the Event of a Change in Control of the Company with Dr. Gast, Dr. Wolfe and Ms. Kelly.

Pursuant to the Change in Control Agreement with Dr. Gast, in the event a Covered Termination occurs (as defined in the Change in Control Agreement between the Company and Michael J. Gast, M.D., Ph.D., dated March 9, 2006), he shall be entitled to a lump sum cash payment equal to one times his total base salary plus bonus compensation from the Company for the calendar year in which the sum of such salary and bonus compensation earned by him was the highest during the term of the Change in Control Agreement. A copy of the Change in Control Agreement is attached hereto as Exhibits 10.5 and is incorporated herein by reference.

Pursuant to the Change in Control Agreement with Dr. Wolfe, in the event a Covered Termination occurs (as defined in the Change in Control Agreement between the Company and Henry R. Wolfe, Ph.D., dated March 3, 2008), he shall be entitled to a lump sum cash payment equal to one times his total base salary plus bonus compensation from the Company for the calendar year in which the sum of such salary and bonus compensation earned by him was the highest during the term of his employment. A copy of the Change in Control Agreement is attached hereto as Exhibits 10.6 and is incorporated herein by reference.

Pursuant to the Change in Control Agreement with Ms. Kelly, in the event a Covered Termination occurs (as defined in the Change in Control Agreement between the Company and Leanne M. Kelly, dated May 18, 2007), she shall be entitled to a lump sum cash payment equal to one times her total base salary plus bonus compensation from the Company for the calendar year in which the sum of such salary and bonus compensation earned by her was the highest during the term of the Change in Control Agreement. A copy of the Change in Control Agreement is attached hereto as Exhibits 10.7 and is incorporated herein by reference.

Item 8.01.	Other Events

On May 8, 2008, the Company issued a press release announcing initiatives to conserve resources to continue development efforts. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description
10.1	Amendment to Letter Agreement between the Company and Henry R. Wolfe, Ph.D., dated May 8, 2008.

10.2	Amendment to Letter Agreement between the Company and Leanne M. Kelly, dated May 8, 2008.

10.3	Amendment to Letter Agreement between the Company and John L. Armstrong, Jr., dated May 12, 2008.

10.4	Amendment to Letter Agreement between the Company and Michael J. Gast, M.D., Ph.D., dated May 12, 2008.

10.5	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation between the Company and Michael J. Gast, M.D., Ph.D., dated May 12, 2008.

10.6	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation between the Company and Henry R. Wolfe, Ph.D., dated May 12, 2008.

10.7	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation between the Company and Leanne M. Kelly, dated May 12, 2008.

99.1	Press release of the Company dated May 8, 2008 - “Genaera Corporation Announces Initiatives to Conserve Resources to Continue Development Efforts.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: May 13, 2008	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Amendment to Letter Agreement between the Company and Henry R. Wolfe, Ph.D., dated May 8, 2008.

EX-10.2	Amendment to Letter Agreement between the Company and Leanne M. Kelly, dated May 8, 2008.

EX-10.3	Amendment to Letter Agreement between the Company and John L. Armstrong, Jr., dated May 12, 2008.

EX-10.4	Amendment to Letter Agreement between the Company and Michael J. Gast, M.D., Ph.D., dated May 12, 2008.

EX-10.5	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation between the Company and Michael J. Gast, M.D., Ph.D., dated May 12, 2008.

EX-10.6	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation between the Company and Henry R. Wolfe, Ph.D., dated May 12, 2008.

EX-10.7	Amendment to the Agreement in the Event of a Change in Control of Genaera Corporation between the Company and Leanne M. Kelly, dated May 12, 2008.

EX-99.1	Press release of the Company dated May 8, 2008 - “Genaera Corporation Announces Initiatives to Conserve Resources to Continue Development Efforts.”